Exhibit 99.2

Independent Auditors’ Report

To the Board of Directors and Shareholders

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Remington, Indiana

We have audited the accompanying consolidated financial statements of SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES which comprise the consolidated balance sheets as of December 31, 2016 and January 2, 2016, and the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgement, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES as of December 31, 2016 and January 2, 2016, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Somerset CPAs, P.C.

April 28, 2017

Indianapolis, Indiana

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidated Balance Sheets

	December 31,	January 2,
	2016	2016
Assets
Current assets:
Cash and cash equivalents	$102,166	$151,569
Accounts receivable, net	8,389,023	7,381,796
Investments	—	704,064
Inventory	1,650,053	1,703,012
Held for sale equipment	1,929,507	1,289,362
Prepaid expenses	1,593,604	1,366,468
Notes receivable	49,360	376,519
Income taxes receivable	314,611	—
Deferred income taxes	170,000	70,000
Total current assets	14,198,324	13,042,790

Property and equipment:
Revenue equipment	62,515,993	60,849,894
Buildings and building improvements	15,537,852	15,794,329
Land and land improvements	2,289,488	2,334,935
Other equipment	7,709,318	6,609,506
Accumulated depreciation	(39,566,324)	(38,775,051)
Total property and equipment, net	48,486,327	46,813,613

Other assets:
Accounts receivable	360,000	—
Notes receivable	80,564	71,095
Other assets	64,241	361,496
Total other assets	504,805	432,591
Total assets	63,189,456	60,288,994

Liabilities and Shareholders' Equity
Current liabilities:
Assigned receivables liability	2,023,270	1,244,773
Bank line of credit	168,761	20,698
Current maturities of long-term debt	6,903,349	8,806,632
Accounts payable	1,802,939	2,313,030
Employee compensation and amounts due operators	1,436,829	1,516,023
Other accrued liabilities	1,159,571	1,961,091
Total current liabilities	13,494,719	15,862,247

Long-term debt	24,873,393	21,142,916
Other accrued liabilities	235,407	338,759
Deferred income taxes	4,490,000	5,360,000
Total long-term liabilities	29,598,800	26,841,675
Total liabilities	43,093,519	42,703,922

Shareholders’ equity:
Common stock	1,000	1,000
Additional paid-in-capital	2,480	2,480
Accumulated other comprehensive loss	—	(72,962)
Retained earnings	1,094,408	1,078,108
Shareholders' equity in Schilli Transportation Services, Inc.	1,097,888	1,008,626

Noncontrolling interest in consolidated affiliates	18,998,049	16,576,446
Total shareholders’ equity	20,095,937	17,585,072
Total liabilities and shareholders’ equity	$63,189,456	$60,288,994

See accompanying notes.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidated Statements of Operations

For the Years Ended December 31, 2016 and January 2, 2016

	December 31,	January 2,
	2016	2016
Revenues
Transportation and logistics	$70,179,993	$71,773,347
Equipment leasing	1,988,922	2,178,658
Fuel	5,455,052	6,430,524
Supplies and maintenance	1,486,487	1,187,960
Building leasing	897,217	382,905
Sales of leased/rental equipment	1,328,045	2,349,279
Total revenues	81,335,716	84,302,673

Operating expenses
Purchased transportation	7,883,364	7,972,373
Fuel	12,772,750	14,773,284
Supplies and maintenance	6,690,133	7,407,480
Salaries, wages and benefits	28,805,731	27,726,519
Depreciation	6,377,403	6,674,443
Building rent and utilities/communications	4,181,188	3,572,355
Operating leases	351,117	419,758
Insurance and claims	1,672,834	2,136,846
Taxes and licenses	1,294,219	1,446,446
Cost of leased/rental equipment sold	1,018,926	2,132,822
General and administrative	5,520,804	5,056,000
Total operating expenses	76,568,469	79,318,326
Income from operations	4,767,247	4,984,347

Other income (expense)
Interest expense	(1,073,886)	(1,121,579)
Other income	355,007	571,788
Total other expense	(718,879)	(549,791)

Income before benefit for income taxes	4,048,368	4,434,556
Income tax benefit	(196,426)	(872,789)
Net income	4,244,794	5,307,345

Less net income attributable to noncontrolling interest	4,228,494	5,309,465
Net income (loss) attributable to Schilli Transportation Services, Inc.	$16,300	$(2,120)

See accompanying notes.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2016 and January 2, 2016

	December 31,	January 2,
	2016	2016

Net Income	$4,244,794	$5,307,345

Other comprehensive income
Unrealized holding gain on securities arising during the year	72,962	78,911
Reclassification adjustment due to sale of securities	—	4,138
Total comprehensive income	$4,317,756	$5,390,394

See accompanying notes.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidated Statements of Changes in Shareholders’ Equity

Years Ended December 31, 2016 and January 2, 2016

				Accumulated	Shareholders'	Noncontrolling
				Other	Equity in Schilli	Interest in
	Common	Additional	Retained	Comprehensive	Transportation	Consolidated
	Stock	Paid- In Capital	Earnings	Loss	Services, Inc.	Affiliates	Total
Balance at January 4, 2015	$1,000	$2,480	$1,186,110	$(151,873)	$1,037,717	$14,060,420	$15,098,137
Net income (loss), year ended January 2, 2016	—	—	(2,120)	—	(2,120)	5,309,465	5,307,345
Other comprehensive income	—	—	—	78,911	78,911	4,138	83,049
Shareholder distributions	—	—	(105,882)	—	(105,882)	(2,797,577)	(2,903,459)
Balance at January 2, 2016	1,000	2,480	1,078,108	(72,962)	1,008,626	16,576,446	17,585,072
Net income, year ended December 31, 2016	—	—	16,300	—	16,300	4,228,494	4,244,794
Additional paid-in capital	—	—	—	—	—	2,100	2,100
Other comprehensive income	—	—	—	72,962	72,962	—	72,962
Shareholder distributions	—	—	—	—	—	(1,808,991)	(1,808,991)
Balance at December 31, 2016	$1,000	$2,480	$1,094,408	$—	$1,097,888	$18,998,049	$20,095,937

See accompanying notes.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2016 and January 2, 2016

	December 31,	January 2,
	2016	2016
Cash flows from operating activities
Net income	$4,244,794	$5,307,345
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	6,377,403	6,674,443
Realized gain on sale of investments	—	(36,163)
Realized gain on sale of property and equipment	(449,727)	(216,457)
Deferred income taxes	(970,000)	(1,980,000)
(Increase) decrease in certain assets:
Accounts receivable	(1,367,227)	1,935,667
Inventory	52,959	103,183
Prepaid expenses	(215,435)	(109,054)
Income taxes receivable	(314,611)	—
Other assets	297,255	69,120
Increase (decrease) in certain liabilities:
Assigned receivables liability	778,497	(1,642,267)
Accounts payable	(510,091)	(619,520)
Employee compensation and amounts due operators	(79,194)	(200,880)
Income taxes payable	(522,293)	72,210
Other liabilities	(382,579)	(364,905)
Net cash provided by operating activities	6,939,751	8,992,722

Cash flows from investing activities
Payments for purchases of investments	—	(2,918,891)
Proceeds from sale of investments	—	2,908,791
Payments for purchases of property and equipment	(5,137,024)	(4,088,640)
Proceeds from the sale of property and equipment	1,740,045	2,349,279
Advances on notes receivable	(82,350)	(346,997)
Collections on notes receivable	400,040	991,619
Net cash used in investing activities	(3,079,289)	(1,104,839)

Cash flows from financing activities
Net borrowings (payments) on line of credit	148,063	(486,641)
Proceeds from long-term debt	7,100,764	5,129,309
Principal payments on long-term debt	(9,351,801)	(9,724,219)
Additional paid-in capital	2,100	—
Shareholder distributions paid	(1,808,991)	(2,903,459)
Net cash used in financing activities	(3,909,865)	(7,985,010)

Net decrease in cash and cash equivalents	(49,403)	(97,127)
Cash and cash equivalents, beginning of year	151,569	248,696
Cash and cash equivalents, end of year	$102,166	$151,569

Supplemental cash flow disclosures
Interest paid	$1,071,986	$1,105,236
Income taxes paid	$1,610,478	$1,035,001

See accompanying notes.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Schilli Transportation Services, Inc. ("STS") is a licensed ICC transportation intermediary (freight  broker) and logistics company utilizing the services of various trucklines under contract to the broker. STS, as a broker, pays a portion of the amounts invoiced for services to affiliated and non-affiliated companies. STS provides management services on a fee basis and provides accounting, tax, payroll, human resource and computer services under contract to the affiliated entities of Schilli Motor Lines, Inc. and Subsidiaries ("SML"), Schilli Leasing, Inc. ("SLI"), Schilli National Truck Leasing & Sales, Inc. ("SLS"), Schilli Distribution Services, Inc. ("SDS"), Midwest Shuttle Services, Inc. ("MSS") and Schilli Family, LLC ("SFP"). The Company is also the common paymaster for these affiliated entities as it relates to insurance and employee benefits. Thomas R. Schilli (50% ownership of STS) and various family members (aggregating 50% ownership of STS) control STS and the affiliated entities; however, each entity has its own management team and operates independently.

SML is a holding company of the following motor carriers. Schilli Specialized Flatbed Division, Inc. is a motor carrier engaged in the transportation of commodities utilizing flatbed trailers primarily in the Midwest. Schilli Specialized of Texas, Inc. is a motor carrier engaged in the transportation of commodities utilizing flatbed trailers primarily in the Southwest. Schilli Specialized Van Division, Inc. is a motor carrier engaged in the transportation of general freight and vehicles utilizing van and specialty trailers.

SLS (previously SLI) provides to a broad spectrum of customers (including private carriers and ICC licensed carriers) full-service maintenance leases, fuel and maintenance services, sells used leased/rental equipment and assists customers with equipment specifications and purchasing.

SDS provides warehousing, shipper services, logistics services and fulfillment services. Effective January 3, 2016, MSS ceased operations and merged into SDS. MSS provided loading and shuttle services.

SFP is a limited liability company that primarily owns and leases real estate. The accompanying consolidated financial statements contain only the assets, liabilities, revenues and expenses specifically related to the business activities of SFP. They do not include the personal assets, liabilities, revenues or expenses of the individual members. SFP's duration shall be in perpetuity, unless sooner dissolved in accordance with the operating agreement.

Consolidation

The consolidated financial statements include STS and its affiliated entities, which are collectively referred to as the "Company". STS has determined that the affiliated parties are variable interest entities as defined by accounting principles generally accepted in the United States of America, and the majority shareholder of STS has the power to direct the activities of the variable interest entities that most significantly impact their economic performance, and therefore, STS has been determined to be the primary beneficiary of the affiliated parties. All significant intercompany balances and transactions have been eliminated in consolidation. Unaudited balance sheets and statements of operation are presented for the variable interest entities within the accompanying Supplementary Information.

Fiscal Year

The Company's fiscal year ends on the nearest Saturday to December 31. Fiscal year 2016 refers to the year ended December 31, 2016, and is comprised of 52 weeks. Fiscal year 2015 refers to the year ended January 2, 2016, and is comprised of 52 weeks.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Revenue Recognition

As a third party transportation logistics provider, STS acts as the shippers' agent and arranges for a carrier to handle the freight. STS is the primary obligor in its transactions, has all credit risk, maintains substantially all risk and rewards and has discretion in selecting the supplier and latitude in pricing decisions. Gross revenues consist of the total dollar value of services purchased by shippers. Revenue is recognized upon the delivery of freight, at which time the related transportation cost, including commission, is also recognized. At that time, the obligations are completed and collection of receivables is reasonably assured.

Revenue for SML and MSS is recognized at the time freight is delivered to its destination and related expenses are accrued as incurred.

For direct financing leases by SLI and SLS, the difference between aggregate lease rentals and the cost of the related assets (less estimated residual value at the end of the lease term, if any) is recorded as unearned income. Income is earned over the life of the contracts using the interest method. For operating leases and rental units, income is earned on a straight-line basis over the related lease period by SLI , SLS and SFP. All other revenue is recognized when the related services have been performed.

Revenue for SDS is recognized at the time warehousing, shipper, product transfer, logistics and fulfillment services are provided.

The Company presents revenue net of sales-related taxes.

Interest income for notes receivable is recognized on the interest method applied to the outstanding balance on each loan.

Accounts Receivable

The Company carries its accounts receivable at invoiced amounts less an allowance for doubtful accounts. On a periodic basis, the Company evaluates accounts receivable and establishes an allowance for doubtful accounts, based on history of past write-offs and collections and current credit conditions. Management has established an allowance for doubtful accounts of $328,699 and $178,960 as of December 31, 2016 and January 2, 2016, respectively. The Company's policy is to record interest on past due receivables when collected.

Investment Securities

The Company classifies all of its marketable equity securities as available-for-sale securities. Such investments consist primarily of common stock. Available-for-sale securities are stated at fair value based on quoted market prices, with unrealized gains and losses on such securities reflected, net of tax, as other comprehensive income or loss in shareholders' equity. Realized gains and losses on investments are included in earnings and determined using the specific identification method.

Inventory

Inventory of repair parts, tires and supplies are stated at the lower of cost, determined by the first-in, first-out method, or market.

Property, Equipment and Depreciation

Property and equipment are carried at cost and include expenditures for new additions and those which substantially increase the useful lives of existing assets. Depreciation of property and equipment is computed using straight-line methods over the estimated useful lives of 15 to

40 years for buildings, 2 to 10 years for revenue equipment and 3 to 10 years for other equipment.

Expenditures for normal repairs and maintenance are charged to operations as incurred. Sales of leasing/rental equipment are reported as a component of total sales with the related costs reported as a component of operating expenses. The net gain was $309, 119 and $216,457 for the years ended December 31, 2016 and January 2, 2016, respectively. The cost of other property or equipment retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts in the year of disposal with the resulting gain or loss reflected in earnings.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Revenue equipment on financing leases consist of tractors and trailers which are recorded at cost and are being depreciated primarily by the straight-line method over the terms of the leases as they are producing revenue.

The provision for depreciation amounted to $6,377,403 and $6,674,443 for the years ended December 31, 2016 and January 2, 2016, respectively.

Long-lived Assets

Long-lived assets to be held and used are tested for recoverability whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount over the fair value of the asset. Certain long-lived assets to be disposed of by sale are reported at the lower of carrying amount or fair value less cost to sell.

Insurance

The Company participates in an insurance program of affiliated entities which in the aggregate reserve and retain the risk of loss of $300,000 per occurrence for auto claims.

For workers' compensation, the Company is self-insured with a reinsurance policy in its home state of Indiana with a deductible of $250,000. If there is a claim in excess of $250,000, the Company funds for the claim and then is reimbursed. For all other states except Texas, the Company has a workers' compensation policy in place with a deductible of $250,000. In Texas, the Company has a non-subscriber policy with a $100,000 deductible.

SLI and SLS have property and liability insurance coverage with liability limits of $5,000,000 including umbrella coverage. The liability deductible is $2,500 and the property deductible is $10,000.

SLI and SLS have garage keeper's liability with $100,000 limits at selected locations. Five locations including two in Remington, Indiana, South Bend, Indiana, Indianapolis, Indiana and St. Joseph, Missouri, have additional liability limits from $100,000 to $750,000. There is a $5,000 per auto deductible and $25,000 per occurrence deductible. The policy also includes dealers physical damage with a $5,000 per auto deductible and a per occurrence deductible of $25,000. Various limits are provided at each location, with the highest being $1,245,000 at the locations with the largest concentration of values which are at Remington, Indiana, South Bend, Indiana and Indianapolis, Indiana.

SML is self-insured for cargo claims and physical damages to equipment.

The Company records a liability for reported claims and expected claims settlement expenses at each balance sheet date. Such liabilities are based on estimates, which are reviewed semiannually by the third-party insurance carrier, and while management believes that the amounts are adequate, the ultimate losses could differ materially in the near term from the amounts provided. Such estimates are reviewed and evaluated in light of emerging claims experience and existing circumstances. Any changes in estimates from this review process are reflected in operations currently. The computation has not been actuarially evaluated and may or may not include all relevant information to formulate loss experience to compute estimated claims liability and related expense; therefore, liabilities recorded relating to accrued claims may be more or less than amounts ultimately paid. The claims are presently paid as incurred and valued by the insurance company.

Advertising

The Company charges advertising costs to expense as incurred.

Income Taxes

SDS, SLS, MSS, STS and SML, with the consent of its shareholder(s), have elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholder of an S corporation is taxed on their proportionate share of the Company's taxable income. Therefore, no provision for income taxes has been included in the financial statements.

No provision has been made for federal and state income taxes since the proportionate share of SFP's income or loss is included in the personal tax returns of the members.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 1 – Nature of Operations and Summary of Significant Accounting Policies:

Regarding SLI, income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for the differences between the basis of assets and liabilities for financial statement and income tax purposes. Those differences relate primarily to accounts receivable (use of allowance method for financial statement purposes and direct write-off method for income tax purposes), fixed assets (use of different depreciation methods and lives for financial statement and income tax purposes) and certain accrued expenses (use of accrual method for financial statement purposes and cash method for income tax purposes). The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for any operating loss carryforwards, charitable contribution carryforwards and tax credit carryforwards that are available to offset future income taxes.

Accounting principles generally accepted in the United States of America require the Company to examine its tax positions for uncertain positions. Management is not aware of any tax positions that are more likely than not to change in the next twelve months or that would not sustain an examination by applicable taxing authorities.

The Company's policy is to recognize penalties and interest with respect to income taxes in the Consolidated Statements of Operations as incurred.

The Company's federal and state income tax returns for 2013 through 2016 are subject to examination by the applicable tax authorities, generally for the three years after the later of the original or extended due date.

Cash Flows

For purposes of the Consolidated Statements of Cash Flows, the Company considers all highly liquid instruments that are purchased within three months or less of an instrument's maturity date to be cash equivalents.

Concentration of Credit Risk

The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with primarily three financial institutions. At times, such amounts may be in excess of the FDIC insured limit. The Company has never experienced any losses related to these balances. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited.

The Company receives a significant portion of its revenue from customers in the building materials industry. One customer in that industry accounted for 20% and 16% of revenues for the years ended December 31, 2016 and January 2, 2016, respectively.

Fair Value Measurements

FASB Accounting Standards Codification (ASC) 820, "Fair Value Measurements" defines fair value, establishes a framework for measuring fair value and enhances disclosures about fair value measurements. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Valuation techniques used to measure fair value maximize the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the inputs that market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances.

The fair value hierarchy input levels are as follows:

•	Level 1 - Quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•

Level 2 - Observable inputs other than quoted market prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, or quoted market prices for identical or similar assets or liabilities in markets that are not active.

•

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 1 – Nature of Operations and Summary of Significant Accounting Policies (Continued):

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update 2014-09, "Revenue from Contracts with Customers", which supersedes nearly all existing revenue recognition guidance under accounting principles generally accepted in the United States of America. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing accounting principles generally accepted in the United States of America. The standard is effective for annual periods beginning after December 15, 2018, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The Company is currently evaluating the impact of its pending adoption of ASU 2014-09 on the financial statements and has not yet determined the method by which the Company will adopt the standard in 2019.

In March 2016, the FASB issued Accounting Standards Update 2016-08, "Revenue from Contracts with Customers, Principal versus Agent Considerations (Reporting Revenues Gross versus Net)". The amendment updates ASU 2014-09 by clarifying certain implementation guidance, but does not change the core principle of the new revenue standard. The updates (i) require an entity to determine whether it is a principal or an agent for each distinct good or service (or a distinct bundle of goods or services) to be provided to the customer; (ii) illustrate how an entity that is a principal might apply the control principle to goods, services or rights to services, when another party is involved in providing goods or services to a customer and; (iii) clarify that the purpose of certain specific control indicators is to support or assist in the assessment of whether an entity controls a good or service before it is transferred to the customer, provide more specific guidance on how the indicators should be considered and clarify that their relevance will vary depending on the facts and circumstances. The amendments are effective concurrent with ASU 2014-09, and the Company is currently evaluating the impact of this accounting standards update.

In July 2015, the FASB issued Accounting Standards Update 2015-11, "Simplifying the Measurement of Inventory", which require inventory within the scope of this standard to be measured using the lower of cost and net realizable value. The changes apply to all types of inventory, except those measured using last-in, first-out or the retail inventory method. The amendments are effective for annual periods beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. The Company is currently evaluating the impact of this accounting standards update.

In November 2015, the FASB issued Accounting Standards Update 2015-17, "Income Taxes", which eliminate the prior guidance that required an entity to separate deferred tax liabilities and assets between current and noncurrent amounts in a classified balance sheet. Rather, deferred taxes will be presented as noncurrent under the new standard. The new standard takes effect in 2018 for nonpublic business entities and early adoption is permitted. The Company does not expect this accounting standards update to have a material effect upon the Consolidated Balance Sheets, as the current deferred tax assets are $170,000 at December 31, 2016.

In January 2016, the FASB issued Accounting Standards Update 2016-01, "Recognition and Measurement of Financial Assets and Financial Liabilities". The amendment requires an entity to: (i) measure equity investments at fair value through net income, with certain exceptions; (ii) present in other comprehensive income the changes in instrument-specific credit risk for financial liabilities measured using the fair value option; (iii) present financial assets and financial liabilities by measurement category and form of financial asset; (iv) calculate the fair value of financial instruments for disclosure purposes based on an exit price and; (v) assess a valuation allowance on deferred tax assets related to unrealized losses of available-for-sale debt securities in combination with other deferred tax assets. The amendment provides an election to subsequently measure certain nonmarketable equity instruments at cost less any impairment and adjusted for certain observable price changes. The amendment also requires a qualitative impairment assessment of such equity investments and amends certain fair value disclosure requirements. The new standard takes effect in 2019 for nonpublic business entities. The Company does not expect this accounting standards update to have a material effect upon the Consolidated Financial Statements as all material investments were either sold or disposed of during the year ended December 31, 2016.

In February 2016, the FASB issued Accounting Standards Update 2016-02, "Leases". The new standard establishes a right-of-use (ROU) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than twelve months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard also requires a lessor to classify leases as either sales-type, finance or operating. A lease will be treated as a sale if it transfers all of the risks and rewards, as well as control of the underlying asset, to the lessee. If risks and rewards are conveyed without the transfer of control, the lease is treated as financing. If the lessor doesn't convey risks and rewards or control, an operating lease results. The new standard is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 1 – Nature of Operations and Summary of Significant Accounting Policies (Continued):

A modified retrospective transition approach is required for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the impact of this accounting standards update.

Note 2 – Assigned Receivables:

The Company has entered into an asset based lending agreement with a financial services provider (lender). The agreement allows the lender to purchase up to $5,000,000 of the Company's qualified accounts receivable through August 1, 2018, and shall be further extended automatically for successive one year periods unless the lender provides sixty days' notice. Early termination fees are $12,500 (0.25% of the credit facility). The lender retains ownership, credit risk and collection responsibility of customer accounts receivable for accounts purchased from the Company.

The agreement includes interest at a rate of LIBOR plus 3.15% on gross billings for delivered and billed services. The agreement also provides the lender with a retainer on certain billings as defined in the agreement and requires the Company to pay a minimum monthly fee of $5,000, including interest. Outstanding borrowings are collateralized by substantially all of STS' assets and are guaranteed by SML and the Company's majority shareholder.

The assigned receivables liability consisted of the following at December 31, 2016 and January 2, 2016:

	December 31,	January 2,
	2016	2016
Accounts receivable assigned to third party provider	$3,929,068	$3,280,881
Less:
Bad debt reserves	(589,895)	(492,574)
Retainer on billings	(1,315,903)	(1,543,534)
Assigned receivables liability	$2,023,270	$1,244,773

Note 3 – Investments:

The following is a summary of the Company's investment in available-for-sale securities at December 31, 2016 and January 2, 2016:

	December 31,	January 2,
	2016	2016
Original cost	$—	$777,026
Net unrealized losses	—	(72,962)
Investments at fair market value	$—	$704,064

Net realized gains from the sale of available-for-sale securities amounted to $0 and $36, 163 for the years ended December 31 , 2016 and January 2, 2016, respectively, and are included as a component of other income (expense) in the Consolidated Statements of Operations.

The net change in the unrealized holding gains on available-for-sale securities of $72,962 and $78,911 is included in the determination of other comprehensive income at December 31, 2016 and January 2, 2016, respectively.

On January 3, 2016, the majority shareholder received a distribution of all available-for-sale securities, at cost, as payment on his outstanding note payable to the Company disclosed in Note 6.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 4 – Notes Receivable:

Notes receivable consisted of the following at December 31, 2016 and January 2, 2016:

	December 31,	January 2,
	2016	2016
The note receivable is unsecured and due on demand from a related party through common ownership. The note bears interest at prime (3.75% at December 31, 2016). The note was paid in full subsequent to December 31, 2016.	$65,159	$65,159

The note receivable is unsecured and due in weekly principal and interest payments of $855 with a maturity date of May 2018. The interest rate is fixed at 8%.	56,930	—

The note receivable is due in weekly principal and interest payments of $944 with a maturity date of January 2017. The interest rate is fixed at 8%.	943	48,032

The note receivable is due in weekly principal and interest payments of $425. The note matured in January 2015. The interest rate is fixed at 8%.	2,121	2,121

The note receivable was due in daily principal and interest payments of $42 with a maturity in September 2016. The interest rate was fixed at 8%. The was paid in full during 2016.	—	6,210

The note receivable is due in daily principal payments of $51 with a maturity in May 2017. The interest rate is fixed at 8.15% and the note is collateralized by personal property.	4,771	17,095

The note receivable from the majority shareholder was due on demand, unsecured and non-interest bearing. The was note was paid in full during 2016.	—	308,997
	129,924	447,614
Less current maturities	(49,360)	(376,519)
Total long-term notes receivable	$80,564	$71,095

Note 5 – Line of Credit:

At December 31, 2016 and January 2, 2016, SDS had a revolving line of credit payable August 5, 2017, providing for maximum advances of $1,950,000. Interest is payable monthly at the monthly LIBOR rate plus 2.25% and 2.35% at December 31, 2016 and January 2, 2016, respectively (2.87% at December 31, 2016 and 2.78% at January 2, 2016). The outstanding balance on the line of credit was $168,761 and $20,698 at December 31, 2016 and January 2, 2016, respectively. The line of credit is secured by substantially all assets of the Company and the personal guarantee of the Company's majority shareholder. The line of credit is also subject to certain financial and non-financial covenants and a borrowing base. At December 31, 2016, SDS was not in compliance with the covenant regarding the lease adjusted leverage ratio; however, the bank has granted a waiver of default remedies with respect to noncompliance as of that date.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 6 – Long-Term Debt:

Long-term debt consisted of the following at December 31, 2016 and January 2, 2016:

	December 31,	January 2,
	2016	2016
Twenty-nine equipment notes payable which mature at various dates through December 2023. The effective interest rates on these notes range from 0% to 5.65% at December 31, 2016. The notes are collateralized by revenue equipment. Additionally, certain notes ($11,871,114) are guaranteed by the majority shareholder.	$25,053,461	$23,863,017

Five mortgage notes payable which mature at various dates through September 2021. The effective interest rates on these notes range from 2.32% to 5.05% at December 31, 2016. The notes are collateralized by real estate. Additionally, all mortgage notes are guaranteed by the majority shareholder. Covenants under one note ($2,394,907) require SFP to maintain a certain debt service coverage ratio. At December 31, 2016, SFP was not in compliance with this covenant; however, the bank has granted a waiver of default remedies with respect to noncompliance as of that date.	6,358,281	5,219,584

SDS employee note payable which is due on demand and unsecured. The effective interest rate on this note is 3.0%.	25,000	—

Shareholder note payable which is due on demand and unsecured. The effective interest rate on this note is 3.5%.	340,000	—

Shareholder note payable which is due on demand, unsecured and non-interest bearing.	—	866,947
	31,776,742	29,949,548
Less current portion	(6,903,349)	(8,806,632)
	$24,873,393	$21,142,916

Long-term debt associated with unrelated and related parties consisted of the following at December 31, 2016 and January 2, 2016:

	December 31,	January 2,
	2016	2016
Unrelated parties	$31,411,742	$29,082,601
Related parties	365,000	866,947
	$31,776,742	$29,949,548

Principal payments due on long-term debt outstanding at December 31, 2016, are as follows:

2017	$6,903,349
2018	5,940,067
2019	5,586,332
2020	6,181,994
2021	6,592,411
Thereafter	572,589
$31,776,742

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 7 – Lease Obligations and Commitments:

The Company leases certain buildings and warehouse space from unrelated parties under terms ranging from 12 months to 120 months, expiring at various dates through July 2020, with options to renew after the original terms have expired. The Company also leases buildings under operating leases on month-to-month terms. Operating lease expense related to buildings and warehouse space was $2,365,582 and $2,278,198 for the years ended December 31, 2016 and January 2, 2016, respectively.

The Company leases certain trucks and trailers from unrelated parties on month-to-month terms. Operating lease expense related to the leasing of these trucks and trailers was $351,117 and $419,758 for the years ended December 31, 2016 and January 2, 2016, respectively.

The future minimum operating lease payments under non-cancelable terms with unrelated parties at December 31, 2016, are as follows:

2017	$1,990,811
2018	1,061,002
2019	577,252
2020	336,731
$3,965,796

Note 8 – Rental and Lease Income:

The Company leases revenue equipment and buildings to unrelated parties through operating leases. The operating lease terms of third party direct finance leases vary from month-to-month to up to 10 years.

The scheduled minimum future rentals to be received on third party non-cancellable operating leases for revenue equipment and buildings at December 31,  2016, are as follows, including one Hampton, Georgia building lease renewed in 2017 for 36 months at an aggregate base rental rate of approximately $19,000 per month:

2017	$1,054,971
2018	969,764
2019	910,945
2020	730,997
2021	326,323
Thereafter	331,800
$4,324,800

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 9 – Income Taxes:

The accompanying Consolidated Balance Sheets includes deferred tax assets and liabilities at December 31, 2016 and January 2, 2016, as follows:

	December 31,	January 2,
	2016	2016
Gross deferred income tax liability	$(4,490,000)	$(5,360,000)
Gross deferred income tax asset	170,000	70,000
Net deferred income tax liability	(4,320,000)	(5,290,000)
Current deferred income tax asset	(170,000)	(70,000)
Noncurrent deferred income tax liability	$(4,490,000)	$(5,360,000)

The components of income tax expense (benefit) related to current operations for the years ended December 31, 2016 and January 2, 2016, are as follows:

	December 31,	January 2,
	2016	2016
Current:
Federal	$675,730	$935,000
State	97,844	172,211
Total current	773,574	1,107,211

Deferred:
Federal	(650,000)	(1,620,000)
State	(320,000)	(360,000)
Total deferred	(970,000)	(1,980,000)

Income tax benefit	$(196,426)	$(872,789)

Note 10 – Common Stock:

The Company has voting stock with equal voting rights. All of the stock is no par value.

The following summarizes the Company's shares of common stock as of December 31, 2016 and January 2, 2016:

Authorized	1,000
Issued	1,000
Outstanding	1,000

Note 11 – Employee Benefit Plan:

The Company sponsors a retirement and savings plan covering substantially all employees at least 21 years of age who have completed ninety days of services. Plan participants may elect to have up to a specified percentage of their salaries contributed to the Plan. However, participants' salary reduction contributions for the plan year may not exceed the limits prescribed under the Internal Revenue Code. The Company may provide for a discretionary matching contribution of 50% of the participants' contributions up to $750. The Company may also make discretionary profit sharing contributions in an amount determined by the Board of Directors. There was no retirement plan expense for the years ended December 31, 2016 and January 2, 2016.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Notes to Consolidated Financial Statements

December 31, 2016 and January 2, 2016

Note 12 – Litigation:

The Company is subject to legal proceedings and claims which arise in the ordinary course of business. Management of the Company believes the resolution of any pending or threatened actions will not have a material effect on the Company's financial position or results of operations.

Note 13 – Subsequent Events:

Management has evaluated subsequent events through the date on which the financial statements were available to be issued.

Independent Auditors' Report on the Supplementary Information

To the Board of Directors and Shareholders

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Remington, Indiana

Our audits of the consolidated financial statements included in the preceding section of this report were conducted for the purpose of forming an opinion on those statements as a whole. The supplementary information presented in the following section of this report is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has not been subjected to the audit procedures applied in the audits of the consolidated financial statements. Accordingly, we express no opinion.

/s/ Somerset CPAs, P.C.

April 28, 2017

Indianapolis, Indiana

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidating Balance Sheet

December 31, 2016

				Schilli
				National
	Schilli			Truck	Schilli
	Transportation	Schilli Motor	Schilli	Leasing &	Distribution	Schilli
	Services, Inc.	Lines, Inc.	Leasing, Inc.	Sales, Inc.	Services, Inc.	Family, LLC	Eliminations	Consolidation
ASSETS
Current assets:
Cash and cash equivalents	$16,411	$16,449	$49,544	$—	$2,000	$17,762	$—	$102,166
Accounts receivable, net	4,574,156	—	3,350,566	7,555,485	2,871,299	1,091,332	(11,053,815)	8,389,023
Inventory	—	—	—	1,650,053	—	—	—	1,650,053
Held for sale equipment	—	—	1,750,798	178,709	—	—	—	1,929,507
Prepaid expenses	69,770	280,645	29,390	616,058	921,741	—	(324,000)	1,593,604
Notes receivable	—	—	3,064	46,296	—	—	—	49,360
Income tax receivable	—	—	314,611	—	—	—	—	314,611
Deferred income taxes	—	—	170,000	—	—	—	—	170,000
Total current assets	4,660,337	297,094	5,667,973	10,046,601	3,795,040	1,109,094	(11,377,815)	14,198,324

Property and equipment:
Revenue equipment	—	—	33,296,152	27,639,641	—	1,580,200	—	62,515,993
Buildings and building improvements	13,495	23,500	4,864,037	—	2,332,772	8,304,048	—	15,537,852
Land and improvements	—	—	949,028	—	—	1,340,460	—	2,289,488
Other equipment	605,622	550,135	927,424	93,484	5,532,653	—	—	7,709,318
Accumulated depreciation	(552,574)	(506,538)	(26,718,423)	(4,035,628)	(5,051,059)	(2,702,102)	—	(39,566,324)
Total property and equipment	66,543	67,097	13,318,218	23,697,497	2,814,366	8,522,606	—	48,486,327

Other assets:
Accounts receivable	—	—	—	360,000	—	—	—	360,000
Notes receivable	—	—	65,159	15,405	—	—	—	80,564
Other assets	50,674	1,808,129	5,438	—	—	—	(1,800,000)	64,241
Total other assets	50,674	1,808,129	70,597	375,405	—	—	(1,800,000)	504,805
Total assets	$4,777,554	$2,172,320	$19,056,788	$34,119,503	$6,609,406	$9,631,700	$(13,177,815)	$63,189,456

See independent auditors' report on the supplementary information.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidating Balance Sheet – (Continued)

December 31, 2016

				Schilli
				National
	Schilli			Truck	Schilli
	Transportation	Schilli Motor	Schilli	Leasing &	Distribution	Schilli
	Services, Inc.	Lines, Inc.	Leasing, Inc.	Sales, Inc.	Services, Inc.	Family, LLC	Eliminations	Consolidation
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Assigned receivables liability	$2,023,270	$—	$—	$—	$—	$—	$—	$2,023,270
Bank line of credit	—	—	—	—	168,761	—	—	168,761
Current maturities of long-term debt	365,000	—	1,115,765	4,582,064	128,969	711,551	—	6,903,349
Accounts payable	347,716	3,222,785	4,632,388	3,481,147	1,170,335	2,383	(11,053,815)	1,802,939
Employee compensation and amounts due operators	594,171	556,862	—	178,832	106,964	—	—	1,436,829
Income taxes payable	—	—	73,707	—	—	—	—	73,707
Other accrued liabilities	349,510	443,197	110,825	154,361	275,166	76,805	(324,000)	1,085,864
Total current liabilities	3,679,667	4,222,844	5,932,685	8,396,404	1,850,195	790,739	(11,377,815)	13,494,719

Long-term debt	—	—	1,148,907	17,449,950	472,543	5,801,993	—	24,873,393
Other accrued liabilities	—	225,464	—	9,943	—	—	—	235,407
Deferred income taxes	—	—	4,490,000	—	—	—	—	4,490,000
Total liabilities	3,679,667	4,448,308	11,571,592	25,856,297	2,322,738	6,592,732	(11,377,815)	43,093,519

Shareholders’ equity (deficit):
Common stock	1,000	19,500	1,360	—	1,000	—	(21,860)	1,000
Additional paid-in-capital	2,480	2,725,920	112,540	—	2,100	—	(2,840,560)	2,480
Retained earnings (accumulated deficit)	1,094,407	(5,021,408)	7,371,296	8,263,206	4,283,568	3,038,968	(17,935,629)	1,094,408
Shareholders' equity (deficit) in Schilli Transportation Services, Inc.	1,097,887	(2,275,988)	7,485,196	8,263,206	4,286,668	3,038,968	(20,798,049)	1,097,888

Noncontrolling interest in consolidated affiliates	—	—	—	—	—	—	18,998,049	18,998,049
Total shareholders’ equity (deficit)	1,097,887	(2,275,988)	7,485,196	8,263,206	4,286,668	3,038,968	(1,800,000)	20,095,937
Total liabilities and shareholders’ equity (deficit)	$4,777,554	$2,172,320	$19,056,788	$34,119,503	$6,609,406	$9,631,700	$(13,177,815)	$63,189,456

See independent auditors' report on the supplementary information.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidating Balance Sheet

January 2, 2016

				Schilli
				National
	Schilli			Truck	Schilli	Midwest
	Transportation	Schilli Motor	Schilli	Leasing &	Distribution	Shuttle	Schilli
	Services, Inc.	Lines, Inc.	Leasing, Inc.	Sales, Inc.	Services, Inc.	Services, Inc.	Family, LLC	Eliminations	Consolidation
ASSETS
Current assets:
Cash and cash equivalents	$45,416	$17,528	$49,295	$—	$1,400	$700	$37,230	$—	$151,569
Accounts receivable, net	2,466,883	54,096	171,290	8,007,466	1,743,817	316,539	243,867	(5,622,162)	7,381,796
Investments	692,676	1,188	—	—	10,200	—	—	—	704,064
Inventory	—	—	—	1,703,012	—	—	—	—	1,703,012
Held for sale equipment	—	—	1,289,362	—	—	—	—	—	1,289,362
Prepaid expenses	65,313	94,499	29,390	494,122	950,527	56,617	—	(324,000)	1,366,468
Notes receivable	308,997	—	55,297	12,225	—	—	—	—	376,519
Deferred income taxes	—	—	70,000	—	—	—	—	—	70,000
Total current assets	3,579,285	167,311	1,664,634	10,216,825	2,705,944	373,856	281,097	(5,946,162)	13,042,790

Property and equipment:
Revenue equipment	—	74,433	39,409,488	20,204,871	—	—	1,161,102	—	60,849,894
Buildings and building improvements	13,495	23,500	4,826,041	—	2,006,511	293,150	8,631,632	—	15,794,329
Land and improvements	—	—	944,475	—	—	—	1,390,460	—	2,334,935
Other equipment	570,850	430,998	933,044	47,219	4,612,201	15,194	—	—	6,609,506
Accumulated depreciation	(507,746)	(468,982)	(28,788,113)	(2,132,540)	(4,149,966)	(306,844)	(2,420,860)	—	(38,775,051)
Total property and equipment	76,599	59,949	17,324,935	18,119,550	2,468,746	1,500	8,762,334	—	46,813,613

Other assets:
Notes receivable	—	—	66,225	4,870	—	—	—	—	71,095
Other assets	55,502	1,818,450	287,544	—	—	—	—	(1,800,000)	361,496
Total other assets	55,502	1,818,450	353,769	4,870	—	—	—	(1,800,000)	432,591
Total assets	$3,711,386	$2,045,710	$19,343,338	$28,341,245	$5,174,690	$375,356	$9,043,431	$(7,746,162)	$60,288,994

See independent auditors' report on the supplementary information.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidating Balance Sheet – (Continued)

January 2, 2016

				Schilli
				National
	Schilli			Truck	Schilli	Midwest
	Transportation	Schilli Motor	Schilli	Leasing &	Distribution	Shuttle	Schilli
	Services, Inc.	Lines, Inc.	Leasing, Inc.	Sales, Inc.	Services, Inc.	Services, Inc.	Family, LLC	Eliminations	Consolidation
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Assigned receivables liability	$1,244,773	$—	$—	$—	$—	$—	$—	$—	$1,244,773
Bank line of credit	—	—	—	—	20,698	—	—	—	20,698
Current maturities of long-term debt	—	—	1,947,826	3,468,800	9,339	—	3,380,667	—	8,806,632
Accounts payable	810,304	1,282,665	765,272	4,116,423	897,014	42,469	21,045	(5,622,162)	2,313,030
Employee compensation and amounts due operators	500,617	679,759	—	175,838	124,982	34,827	—	—	1,516,023
Income taxes payable	—	—	596,000	—	—	—	—	—	596,000
Other accrued liabilities	147,066	562,412	108,371	491,897	246,693	52,889	79,763	(324,000)	1,365,091
Total current liabilities	2,702,760	2,524,836	3,417,469	8,252,958	1,298,726	130,185	3,481,475	(5,946,162)	15,862,247

Long-term debt	—	—	3,219,980	15,131,082	4,487	—	2,787,367	—	21,142,916
Other accrued liabilities	—	328,675	—	10,084	—	—	—	—	338,759
Deferred income taxes	—	—	5,360,000	—	—	—	—	—	5,360,000
Total liabilities	2,702,760	2,853,511	11,997,449	23,394,124	1,303,213	130,185	6,268,842	(5,946,162)	42,703,922

Shareholders’ equity (deficit):
Common stock	1,000	19,500	1,360	—	1,000	1,000	—	(22,860)	1,000
Additional paid-in-capital	2,480	2,725,920	112,540	—	—	—	—	(2,838,460)	2,480
Accumulated other comprehensive loss	(72,962)	—	—	—	—	—	—	—	(72,962)
Retained earnings (accumulated deficit)	1,078,108	(3,553,221)	7,231,989	4,947,121	3,870,477	244,171	2,774,589	(15,515,126)	1,078,108
Shareholders' equity (deficit) in Schilli Transportation Services, Inc.	1,008,626	(807,801)	7,345,889	4,947,121	3,871,477	245,171	2,774,589	(18,376,446)	1,008,626

Noncontrolling interest in consolidated affiliates	—	—	—	—	—	—	—	16,576,446	16,576,446
Total shareholders’ equity (deficit)	1,008,626	(807,801)	7,345,889	4,947,121	3,871,477	245,171	2,774,589	(1,800,000)	17,585,072
Total liabilities and shareholders’ equity (deficit)	$3,711,386	$2,045,710	$19,343,338	$28,341,245	$5,174,690	$375,356	$9,043,431	$(7,746,162)	$60,288,994

See independent auditors' report on the supplementary information.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidating Statement of Operations

For the Year Ended December 31, 2016

				Schilli
				National
	Schilli			Truck	Schilli
	Transportation	Schilli Motor	Schilli	Leasing &	Distribution	Schilli
	Services, Inc.	Lines, Inc.	Leasing, Inc.	Sales, Inc.	Services, Inc.	Family, LLC	Eliminations	Consolidation
Revenues:
Transportation and logistics	$57,990,225	$46,666,167	$—	$—	$17,538,236	$—	$(52,014,635)	$70,179,993
Equipment leasing	—	—	3,151,349	17,832,832	—	256,475	(19,251,734)	1,988,922
Fuel	—	—	—	13,313,092	—	—	(7,858,040)	5,455,052
Supplies and maintenance	—	—	—	3,784,390	—	—	(2,297,903)	1,486,487
Building leasing	—	—	723,175	18,505	—	1,360,088	(1,204,551)	897,217
Sales of leased/rental equipment	—	—	1,071,403	256,642	—	—	—	1,328,045
Administrative fees	—	—	—	172,984	—	—	(172,984)	—
Total revenue	57,990,225	46,666,167	4,945,927	35,378,445	17,538,236	1,616,563	(82,799,847)	81,335,716

Operating expenses:
Purchased transportation	53,233,691	—	—	—	4,385,478	—	(49,735,805)	7,883,364
Fuel	—	7,502,619	—	13,020,860	107,311	—	(7,858,040)	12,772,750
Supplies and maintenance	41,315	2,170,449	46,676	5,444,566	1,285,030	13,215	(2,311,118)	6,690,133
Salaries, wages and benefits	2,888,837	17,239,282	—	4,518,203	4,159,409	—	—	28,805,731
Depreciation	43,094	58,716	3,002,974	2,333,928	548,842	389,849	—	6,377,403
Building rent, utilities and communications	296,773	317,750	258,392	758,398	3,694,145	47,066	(1,191,336)	4,181,188
Operating leases	—	15,734,483	—	3,510,614	357,754	—	(19,251,734)	351,117
Insurance and claims	52,778	1,192,982	88,425	77,932	247,988	12,729	—	1,672,834
Taxes and licenses	6,205	40,297	81,694	898,456	248,282	19,285	—	1,294,219
Cost of leased/rental equipment sold	28	10,123	1,048,801	91,144	—	—	(131,170)	1,018,926
General and administrative	1,352,699	3,872,219	67,337	934,209	1,529,259	85,725	(2,320,644)	5,520,804
Total operating expenses	57,915,420	48,138,920	4,594,299	31,588,310	16,563,498	567,869	(82,799,847)	76,568,469
Income (loss) from operations	74,805	(1,472,753)	351,628	3,790,135	974,738	1,048,694	—	4,767,247

Other (income) expense:
Interest expense	127,265	—	140,395	604,766	16,931	184,529	—	1,073,886
Other (income) expense	(68,760)	(10,680)	268,354	(343,776)	(45,967)	(154,178)	—	(355,007)
Total other (income) expense	58,505	(10,680)	408,749	260,990	(29,036)	30,351	—	718,879

Income (loss) before benefit for income taxes	16,300	(1,462,073)	(57,121)	3,529,145	1,003,774	1,018,343	—	4,048,368
Benefit for income taxes	—	—	(196,426)	—	—	—	—	(196,426)
Net income (loss)	$16,300	$(1,462,073)	$139,305	$3,529,145	$1,003,774	$1,018,343	$—	$4,244,794

See independent auditors' report on the supplementary information.

SCHILLI TRANSPORTATION SERVICES, INC. AND AFFILIATES

(THE ENTITIES OF THOMAS R. SCHILLI AND FAMILY)

Consolidating Statement of Operations

				Schilli
				National
	Schilli			Truck	Schilli	Midwest
	Transportation	Schilli Motor	Schilli	Leasing &	Distribution	Shuttle	Schilli
	Services, Inc.	Lines, Inc.	Leasing, Inc.	Sales, Inc.	Services, Inc.	Services, Inc.	Family, LLC	Eliminations	Consolidation
Revenues:
Transportation and logistics	$56,828,724	$46,157,771	$—	$—	$17,378,179	$2,815,736	$—	$(51,407,063)	$71,773,347
Equipment leasing	—	—	6,257,111	11,800,789	—	—	197,115	(16,076,357)	2,178,658
Fuel	—	—	—	15,528,763	—	—	—	(9,098,239)	6,430,524
Supplies and maintenance	—	—	1,485,271	2,376,993	—	—	—	(2,674,304)	1,187,960
Building leasing	—	—	446,031	9,384	—	—	1,378,326	(1,450,836)	382,905
Sales of leased/rental equipment	—	—	2,050,247	299,032	—	—	—	—	2,349,279
Administrative fees	—	—	—	1,289,082	—	—	—	(1,289,082)	—
Total revenue	56,828,724	46,157,771	10,238,660	31,304,043	17,378,179	2,815,736	1,575,441	(81,995,881)	84,302,673

Operating expenses:
Purchased transportation	52,545,112	—	—	—	4,321,806	—	—	(48,894,545)	7,972,373
Fuel	—	8,695,468	24,713	14,985,226	89,408	76,708	—	(9,098,239)	14,773,284
Supplies and maintenance	51,385	2,664,752	2,080,816	3,841,749	932,405	503,962	42,715	(2,710,304)	7,407,480
Salaries, wages and benefits	2,495,816	15,542,064	139	4,419,659	3,556,152	1,712,689	—	—	27,726,519
Depreciation	39,094	64,629	4,022,436	1,670,250	507,038	3,958	367,038	—	6,674,443
Building rent, utilities and communications	254,659	301,474	346,767	360,650	3,643,180	19,606	60,855	(1,414,836)	3,572,355
Operating leases	—	14,215,566	57,824	1,516,102	495,253	211,370	—	(16,076,357)	419,758
Insurance and claims	(64,611)	1,596,466	95,307	102,279	351,479	55,926	—	—	2,136,846
Taxes and licenses	7,315	48,249	805,050	312,850	258,784	5,142	9,056	—	1,446,446
Cost of leased/rental equipment sold	100	—	1,951,368	181,354	—	—	—	—	2,132,822
General and administrative	1,427,484	3,594,009	1,471,515	653,886	1,317,114	184,017	209,575	(3,801,600)	5,056,000
Total operating expenses	56,756,354	46,722,677	10,855,935	28,044,005	15,472,619	2,773,378	689,239	(81,995,881)	79,318,326
Income (loss) from operations	72,370	(564,906)	(617,275)	3,260,038	1,905,560	42,358	886,202	—	4,984,347

Other (income) expense:
Interest expense	111,577	—	346,296	449,146	3,819	—	210,741	—	1,121,579
Other (income) expense	(37,087)	(166,721)	(15,672)	(351,538)	17	(787)	—	—	(571,788)
Total other (income) expense	74,490	(166,721)	330,624	97,608	3,836	(787)	210,741	—	549,791

Income (loss) before benefit for income taxes	(2,120)	(398,185)	(947,899)	3,162,430	1,901,724	43,145	675,461	—	4,434,556
Benefit for income taxes	—	—	(872,789)	—	—	—	—	—	(872,789)
Net income (loss)	$(2,120)	$(398,185)	$(75,110)	$3,162,430	$1,901,724	$43,145	$675,461	$—	$5,307,345

See independent auditors' report on the supplementary information.